THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO, AMONG OTHER THINGS, THIS PROSPECTUS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITIES OF THE PORTFOLIOS REFERENCED IN THIS PROSPECTUS MAY NOT BE SOLD NOR MAY OFFERS TO BUY SUCH SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES REFERENCED HEREIN IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO SUCH REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED APRIL 30, 1997.

CRESTFUNDS, INC. -- TRUST CLASS
PROSPECTUS
             , 1997

CrestFunds, Inc. (the "Company"), a Maryland corporation, is a registered open-end management investment company consisting of fifteen separate investment portfolios. This Prospectus, however, relates only to the following three separate diversified investment portfolios (each a "Portfolio" and, together, the "Portfolios"): Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio. Each Portfolio offers investors a range of asset allocation strategies designed to accommodate different investors' philosophies and goals by investing in select underlying funds in the CrestFunds family of funds. The Portfolios are currently managed by Crestar Asset Management Company (the "Adviser"). Each Portfolio offers one class of shares, Trust Class shares, which are offered primarily to tax-advantaged and other employee benefit or retirement accounts which have entered into certain management, administration and/or servicing arrangements with Crestar Bank or its affiliates.

MAXIMUM GROWTH PORTFOLIO
GROWTH AND INCOME PORTFOLIO
BALANCED PORTFOLIO

THE PORTFOLIOS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, INSURED OR ENDORSED BY, CRESTAR BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE VALUE OF AN INVESTMENT IN THE PORTFOLIOS AND ITS RETURN WILL FLUCTUATE AND IS NOT GUARANTEED. WHEN SOLD, THE VALUE OF AN INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Please read this Prospectus before investing. This Prospectus sets forth concisely information about the above-referenced Portfolios that a prospective investor should know before investing, and is designed to help investors decide if a Portfolio's goals match their own. Retain this document for future
reference. A Statement of Additional Information dated [           , 1997] has
been filed with the Securities and Exchange Commission ("SEC") and may be obtained upon request and without charge by writing SEI Financial Services Company (the "Distributor"), at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with any offer of shares in the Portfolios. If given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by any Portfolio or Distributor to sell shares of any Portfolio to any person to whom it is unlawful to make such an offer.

TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                      -----
Summary of Portfolio Expenses....................................................................................           3
Investment Objectives and Policies...............................................................................           5
General Investment Policies of the Portfolios....................................................................           6
Investment Limitations of the Portfolios.........................................................................           8
Pricing of Shares and Valuation..................................................................................           8
How to Purchase, Exchange and Redeem Shares......................................................................           8
Dividends and Tax Matters........................................................................................           9
Performance......................................................................................................          10
Portfolio Transactions...........................................................................................          11
Advisory and Related Agreements..................................................................................          11
Other Expense Information........................................................................................          12
Banking Law Matters..............................................................................................          12
Description of Common Stock......................................................................................          12
Description of Permitted Investments and Risk Factors............................................................          13

SUMMARY OF PORTFOLIO EXPENSES

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of these tables is to assist investors in understanding the various costs and expenses that an investor in the Portfolios would bear. Investors should consider this expense information for the Portfolios along with other important information in this Prospectus, including each Portfolio's investment objective. Shares of the Portfolios are currently offered, without payment of any sales charge, primarily to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or affiliates thereof, has entered into certain management, administration, and/or servicing arrangements. Such relationships may involve the payment of account or service fees not reflected in the tables below.

The Portfolios invest in Trust Class shares of the underlying CrestFunds that are also advised by the Adviser. The underlying CrestFunds primarily invest directly in stocks, bonds and other securities. The Portfolios will not incur any sales charges when they invest in underlying CrestFunds.

THE PORTFOLIOS' EXPENSE TABLE

The table below does not reflect any of the operating costs and investment advisory fees of the underlying CrestFunds. The Portfolios, and ultimately the Portfolios' shareholders, will indirectly bear their pro-rata share of the expenses of the underlying CrestFunds. Investors would not incur the Portfolios' expenses as detailed below if they were to perform their own review and analysis and invest in the affiliated underlying CrestFunds directly.

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) -- NET OF WAIVERS AND/OR REIMBURSEMENTS:

                                                                          MAXIMUM GROWTH      GROWTH AND INCOME    BALANCED
                                                                             PORTFOLIO            PORTFOLIO        PORTFOLIO
                                                                        -------------------  -------------------  -----------
Advisory Fee (1)......................................................            .08%                 .09%             .11%
12b-1 Fees............................................................            None                 None             None
Other Expenses (2)....................................................            .17%                 .16%             .14%
                                                                                 -----                -----            -----
Total Operating Expenses (3)..........................................            .25%                 .25%             .25%

------------------------------

(1) The Adviser has voluntarily agreed to waive its advisory and management fees and/or reimburse certain expenses to keep the total operating expenses of each Portfolio from exceeding .25% of each Portfolio's total assets. Absent fee waivers and/or expense reimbursements, the advisory fees for each Portfolio would be .25%.

(2) SEI Fund Resources (the "Administrator") has voluntarily agreed to waive its fee for each Portfolio for a twelve month period, effective on the commencement of operations. Absent fee waivers and/or expense reimbursements, "Other Expenses" are estimated to be .46% for the Maximum Growth Portfolio, .36% for the Growth and Income Portfolio, and .18% for the Balanced Portfolio.

(3) Absent fee waivers and/or expense reimbursements, total operating expenses for the Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio would be .71%, .61% and .43%, respectively.

EXPLANATION OF ANNUAL PORTFOLIO OPERATING EXPENSES. Advisory fees are paid by the Portfolios to the Adviser for managing the Portfolios' investments and business affairs (see "Advisory and Related Agreements"). Advisory fees and Other Expenses are reflected in each Portfolio's share price and are not charged directly to individual shareholder accounts. The expenses and fees of the underlying CrestFunds are not reflected in the above expense table.

EXAMPLE REFLECTING EXPENSES OF THE PORTFOLIOS' AND THE UNDERLYING CRESTFUNDS'

You would pay the following direct and indirect expenses on a $1,000 investment in a Portfolio, assuming the Portfolios' share of the expenses incurred by the underlying CrestFunds ("Indirect Expenses"), as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses", and further assuming (1) 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO                                                                                                  1 YEAR       3 YEARS
-------------------------------------------------------------------------------------------------------  -----------  -----------
Maximum Growth Portfolio...............................................................................   $      13    $      39
Growth and Income Portfolio............................................................................   $      12    $      38
Balanced Portfolio.....................................................................................   $      12    $      37

EXPLANATION OF EXAMPLE. This hypothetical example illustrates the expenses associated with a $1,000 investment over periods of 1 and 3 years based on the expenses in the table above and an assumed annual return of 5%. The Example includes Indirect Expenses for the underlying CrestFunds' most recent fiscal year. The Indirect Expenses are calculated by taking the midpoint of the ranges of Indirect Expenses applicable to each Portfolio, as set forth below in "Ranges of the Portfolios' Share of Indirect Expenses." The actual amount of Indirect Expenses will fluctuate each time the Portfolios' assets are reallocated among the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

EXPENSES OF THE UNDERLYING CRESTFUNDS

The chart below provides the total operating expense ratios for the underlying CrestFunds, which are used in calculating the ranges of the Portfolios' share of Indirect Expenses. The following figures are based on historical expenses for each underlying fund's most recently reported fiscal year end and are calculated as a percentage of average net assets of each underlying fund. Where appropriate, expense ratios are adjusted to reflect current fees.

ASSET CLASS                                                                                                  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------  -----------------
CASH RESERVE FUND........................................................................................            .65%
LIMITED TERM BOND FUND...................................................................................            .78%
INTERMEDIATE BOND FUND...................................................................................            .88%
GOVERNMENT BOND FUND.....................................................................................            .71%
VALUE FUND...............................................................................................           1.02%
CAPITAL APPRECIATION FUND................................................................................           1.04%
SPECIAL EQUITY FUND......................................................................................           1.04%

RANGES OF THE PORTFOLIOS' SHARE OF INDIRECT EXPENSES

Based upon the current asset allocation percentages for each Portfolio (see "Investment Objectives and Policies") and the above expense ratios for the underlying CrestFunds, the ranges of the weighted average of the expense ratios of the underlying CrestFunds in which each Portfolio currently expects to invest are as follows:

                                                                                           RANGES OF INDIRECT EXPENSE
PORTFOLIO                                                                                            RATIOS
---------------------------------------------------------------------------------------  -------------------------------
Maximum Growth Portfolio...............................................................               .96 - 1.03%
Growth and Income Portfolio............................................................               .85 - 1.03%
Balanced Portfolio.....................................................................                .84 - .96%

INVESTMENT OBJECTIVES AND POLICIES

The Portfolios provide investors with the opportunity to pursue three distinct asset allocation strategies implemented through investments in shares of selected CrestFunds. By investing in the Portfolios, investors have the opportunity to diversify and allocate their assets among the broad range of funds in the CrestFunds family of funds. The Adviser simplifies the diversification and asset allocation process by reviewing, analyzing, selecting, monitoring, reallocating and rebalancing each Portfolio's holdings of CrestFunds for investors.

The assets of each Portfolio will be allocated among underlying CrestFunds in accordance with its investment objective, the Adviser's outlook for the economy, the financial markets and the relative market valuations of the underlying CrestFunds. Each Portfolio has the ability to invest its assets allocated to a particular asset class in one or more of the underlying CrestFunds, which have differing investment objectives, policies and risk characteristics (see "Investments in Shares of the Underlying CrestFunds"). The risks associated with investing in a Portfolio will vary depending upon how the assets within its asset classes are allocated from time to time among the underlying CrestFunds. Although the Portfolios currently expect to invest in one or more of the underlying CrestFunds identified below, the Adviser has the discretion to change the particular CrestFunds used as underlying investments for the Portfolios. If the Adviser determines in the future that it is in a Portfolio's best interest, the Adviser may substitute or include other underlying funds from the CrestFunds family of funds, including CrestFunds that do not currently exist.

                               CASH RESERVE FUND
                             LIMITED TERM BOND FUND
                             INTERMEDIATE BOND FUND
                              GOVERNMENT BOND FUND
                           CAPITAL APPRECIATION FUND
                              SPECIAL EQUITY FUND
                                   VALUE FUND

The investment objective of each Portfolio is set forth below. Each Portfolio's objective, the asset allocation percentage ranges described below, the list of underlying CrestFunds described above, and those policies identified as non-fundamental may be changed by the Company's Board of Directors without shareholder approval. A Portfolio's investment policies identified as fundamental may not be changed except by approval of the majority of the outstanding shares of that Portfolio. The Adviser will manage each Portfolio consistent with that Portfolio's investment objective and policies. There is no assurance that a Portfolio will achieve its investment objective. For more information regarding each Portfolio's investment policies, please refer to the Statement of Additional Information.

MAXIMUM GROWTH PORTFOLIO

The Maximum Growth Portfolio seeks to provide a high level of capital appreciation, without regard to current income. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in equity securities that seek capital appreciation. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities, shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Maximum Growth Portfolio should offer investors the potential for a high level of capital growth, and the potential for a lower level of current income, while subjecting investors to a medium to high level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                  INVESTMENT RANGE (PERCENT
                                    OF THE MAXIMUM GROWTH
ASSET CLASS                          PORTFOLIO'S ASSETS)
--------------------------------  -------------------------
Equity .........................             80-100%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Money Market ...................               0-20%
------------
  CASH RESERVE FUND

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio seeks to provide long-term capital appreciation, with current income as a secondary objective. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in either equity securities that seek capital appreciation, or invest primarily in fixed-income securities that seek income. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Growth and Income Portfolio should offer investors the potential for a medium to high level of capital growth and the potential for a medium level of income, while subjecting investors to a medium level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                   INVESTMENT RANGE (PERCENT
                                   OF THE GROWTH AND INCOME
ASSET CLASS                           PORTFOLIO'S ASSETS)
---------------------------------  -------------------------
Equity ..........................              60-80%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Bond ............................              20-40%
----
  LIMITED TERM BOND FUND
  INTERMEDIATE BOND FUND
  GOVERNMENT BOND FUND

Money Market ....................               0-20%
------------
  CASH RESERVE FUND

BALANCED PORTFOLIO

The Balanced Portfolio seeks both capital appreciation and current income. Under normal market conditions, the Portfolio will invest primarily in shares of underlying CrestFunds that invest primarily in equity securities, but at least 25% of the Portfolio's total assets will be invested in shares of underlying CrestFunds that invest primarily in fixed-income securities. The Portfolio's remaining assets may be invested in shares of underlying CrestFunds that are money market funds, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and short-term paper.

In general, relative to the other Portfolios, the Balanced Portfolio should offer investors a balanced level of income and capital appreciation, while subjecting investors to a lower level of principal risk. The Portfolio currently plans to invest in shares of the following underlying CrestFunds within the percentage ranges set forth below:

                                       INVESTMENT RANGE
                                   (PERCENT OF THE BALANCED
ASSET CLASS                           PORTFOLIO'S ASSETS)
---------------------------------  -------------------------
Equity ..........................              40-70%
-----
  VALUE FUND
  CAPITAL APPRECIATION FUND
  SPECIAL EQUITY FUND

Bond ............................              30-60%
----
  LIMITED TERM BOND FUND
  INTERMEDIATE BOND FUND
  GOVERNMENT BOND FUND

Money Market ....................               0-20%
------------
  CASH RESERVE FUND

GENERAL INVESTMENT POLICIES OF THE PORTFOLIOS

To achieve each Portfolio's investment objective, the Adviser will attempt to identify and select a diversified portfolio of underlying CrestFunds. In the selection process, the Adviser analyzes many factors, including the underlying CrestFunds' investment objectives, total return, volatility and expenses. Each Portfolio invests a percentage of its assets, within percentage ranges the Adviser believes appropriate, in select underlying CrestFunds, which are separately-managed series of the Company. The percentages will reflect the extent to which each Portfolio invests in the particular market segment represented by each underlying fund in the CrestFunds family of funds, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those corresponding underlying funds. These percentage ranges may change when it is appropriate in light of each Portfolio's investment objective. Each Portfolio may invest up to 100% of its assets in shares of the underlying CrestFunds. In addition, when the Adviser deems it appropriate, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements and short-term paper. To the extent that a Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

INVESTMENTS IN SHARES OF THE UNDERLYING CRESTFUNDS

Each of the underlying CrestFunds pursues its own investment objective by investing in particular types of securities. Each underlying fund's objectives and primary investment policies are set forth below.

CASH RESERVE FUND -- The Cash Reserve Fund, a money market fund, seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including floating and variable rate instruments.

LIMITED TERM BOND FUND -- The Limited Term Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S. and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

INTERMEDIATE BOND FUND -- The Intermediate Bond Fund seeks to provide a high level of current income by investing exclusively in investment-grade fixed-income securities of U.S and foreign issuers. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

GOVERNMENT BOND FUND -- The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In seeking current income, the Fund also may consider the potential for capital gain. Under normal conditions, at least 65% of the Fund's total assets will be invested in U.S. Government bonds or other debt instruments, including repurchase agreements secured by U.S. Government securities.

VALUE FUND -- The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of U.S and foreign companies with large market capitalizations.

CAPITAL APPRECIATION FUND -- The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with medium to large market capitalizations.

SPECIAL EQUITY FUND -- The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of U.S and foreign companies with small to medium market capitalizations.

The following risk factors are associated with a Portfolio's investments in underlying CrestFunds:

- When the Portfolios invest in underlying CrestFunds, shareholders will be exposed to the risks associated with investing in those underlying CrestFunds. Those risks include risks associated with investing in foreign securities, asset-backed securities, delayed delivery transactions, American Depositary Receipts, mortgage-backed securities, repurchase agreements and reverse repurchase agreements.

- The Portfolios and the underlying CrestFunds have the same officers, Directors and investment adviser, which may give rise to certain conflicts of interest.

- Each Portfolio's investment performance is substantially related to the investment performance of the underlying CrestFunds.

- Investing in the underlying CrestFunds involves certain additional expenses that would not be present in a direct investment in the underlying CrestFunds. When a Portfolio invests in underlying CrestFunds, shareholders bear not only the Portfolio's expenses, but also the expenses of the underlying CrestFunds.

Summary information about the principal types of investments made by the underlying CrestFunds is set forth in the "Description of Permitted Investments and Risk Factors." More information about the underlying CrestFunds is contained in the Portfolios' Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

INVESTMENTS IN OTHER SECURITIES

In addition to shares of the underlying CrestFunds, the Portfolios may invest in the following types of securities, which are described briefly below. The Portfolios are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies.

BANKERS' ACCEPTANCES. Bankers' acceptances are time drafts or bills of exchange drawn on and accepted by a bank, the customary means of effecting payment for merchandise sold in import-export transactions and a source of financing used extensively in international trade. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER. Commercial paper is comprised of short-term obligations issued by banks, broker-dealers, municipalities, corporations or other entities for purposes such as financing their current obligations.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks.

REPURCHASE AGREEMENTS. In a repurchase agreement, a mutual fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the mutual fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of securities purchased had decreased, the mutual fund could experience a loss.

SHORT-TERM PAPER. Short-term paper is comprised of instruments, such as notes and bills of exchange, that are payable on demand or that have a maturity of nine months or less.

TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

INVESTMENT LIMITATIONS OF THE PORTFOLIOS

The following summarizes each Portfolio's principal investment limitations. A complete listing is contained in the Statement of Additional Information. These limitations are fundamental and may not be changed without shareholder approval. Except for the Portfolios' percentage limitations concerning borrowing, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

1. Each Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities of other investment companies and securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of the issuer.

2. Each Portfolio may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's total assets. In addition, each Portfolio may borrow money in excess of 5% of the Portfolio's total assets for any reason (a) by borrowing from banks or (b) by engaging in reverse repurchase agreements.

PRICING OF SHARES AND VALUATION

The net asset value ("NAV") per share of each Portfolio is determined by dividing the total market value of such Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. The assets of each Portfolio consist primarily of shares of the underlying CrestFunds, which are valued at their respective net asset values. Excluding shares of the underlying CrestFunds, portfolio securities generally are valued at the last quoted sales price for such securities. Securities traded only on over-the-counter markets are valued at the last over-the-counter bid price. Securities for which there were no transactions on the valuation date are valued at the most recent quoted bid price. A pricing service may be used to obtain last sale price of each security held. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. NAV per share is determined daily as of the regular close of business of the New York Stock Exchange ("NYSE") (currently, 4:00 p.m. Eastern time) on each Business Day.

HOW TO PURCHASE, EXCHANGE AND
REDEEM SHARES

DISTRIBUTOR

Shares of each Portfolio are sold on a continuous basis by the Portfolios' Distributor. The Distributor is a registered broker-dealer with principal offices at Oaks, Pennsylvania 19456.

PURCHASE OF SHARES

Trust Class shares are offered continuously to tax-advantaged and other employee benefit or retirement accounts with which Crestar Bank, or an affiliate thereof, has entered into certain management, administration, and/or servicing agreements. For further information on opening an account, contact your plan sponsor or financial intermediary for the services and procedures which pertain to your account. Sales personnel of financial institutions distributing the Portfolios' shares and other persons entitled to receive compensation for selling such shares may receive differing compensation.

Purchases will be effected only on days on which the NYSE and the Portfolios' custodian, Crestar Bank, are open for business ("Business Days"). The issuance of shares is recorded on the books of the Portfolios, and share certificates will not be issued for shares of the Portfolios. The Portfolios reserve the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

Purchase orders for the Portfolios must be received by Crestar Bank before the regular close of business of the NYSE (currently, 4:00 p.m., Eastern time) on a Business Day. Orders are priced according to the NAV determined on that day. Any orders received after that time will be processed at the NAV next calculated. All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks. Purchase orders will be executed by 4:00 p.m., Eastern time, on the Business Day on which the purchase order is received in good order by Crestar Bank. Payment for the purchase is expected at the time of the order but must be received within 5 business days of the date of the order. Each Portfolio reserves the right to withhold redemption proceeds until it is reasonably satisfied that checks received as payment have cleared (which can take up to 7 days). If available funds are not received within 5 business days, the order may be canceled and notice thereof will be provided to the party placing the order.

It is the responsibility of the applicable plan sponsors and financial intermediaries to transmit orders for purchases by their customers to the transfer agent and for the plan sponsors and financial intermediaries to deliver required funds on a timely basis in accordance with the above-stated procedures. Any fees and/or losses incurred due to cancellation of an order will be the responsibility of the party placing the order.

EXCHANGES

Investors may exchange shares of the Portfolios for Trust Class shares of other Portfolios. All dividends credited to the shareholder up to the date of exchange are paid to the shareholder at the end of the month. Each Portfolio reserves the right to refuse exchanges if the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. The Portfolios further reserve the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same time frames listed above. An exchange is considered a sale and subsequent purchase of shares and may result in a capital gain or loss for federal income tax purposes.

Investors may also exchange shares of the Portfolios for Trust Class shares, Investors Class A shares or Investors Class B shares of the underlying CrestFunds. Each fund in the CrestFunds family of funds reserves the right to redeem Trust Class shares held by shareholders who are not eligible to purchase Trust Class shares if such shares are not converted to Investors Class A shares or Investors Class B shares after 30 days.

To exchange Trust Class shares of the Portfolios for shares of other Portfolios or the underlying CrestFunds, such shares must be available for purchase by investors, the investor must be eligible to purchase such shares, and the shares must be offered by the investor's plan sponsor or financial intermediary. Exchange purchases by any person or group may be refused if, in the Adviser's judgment, a Portfolio or fund in the CrestFunds family of funds would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

REDEMPTION OF SHARES

Customers may redeem all or part of their Trust Class shares of a Portfolio held through their employee benefit or retirement account in accordance with instructions and limitations pertaining to their account. It is the responsibility of each plan sponsor or financial intermediary to transmit redemption orders to Crestar Bank and to credit the customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Portfolios, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Portfolios. Information concerning these services and any charges are available from the plan sponsor or financial intermediary. Redemption orders are effected at the NAV next determined after receipt of the order in good order by Crestar Bank. All dividends credited to the shareholder up to the date of redemption are paid to the shareholder at the end of the month.

Crestar Bank reserves the right to wire redemption proceeds within 7 days following receipt of the order.

Subject to each Portfolio's compliance with applicable regulations, each Portfolio has reserved the right to pay the redemption, either totally or partially, by a distribution of securities or other property (instead of cash) from a Portfolio's investments. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, brokerage or transaction charges may be incurred when converting the securities to cash, and the shareholder may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

With respect to tax-advantaged and other employee benefit or retirement accounts, any distributions personally received by a shareholder from the account prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as to ordinary income taxes. To avoid the 10% penalty, such shareholders must generally roll over your distribution to another tax-advantaged account or tax-qualified retirement plan (if permitted) within 60 days.

DIVIDENDS AND TAX MATTERS

DISTRIBUTIONS. Income dividends from the Portfolios are declared and distributed monthly. Capital gains, if any, are declared and distributed annually. All Portfolios distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Unless the Portfolios are instructed otherwise, all income dividends and capital gains distributions are automatically reinvested into additional shares of the Portfolio immediately upon payment thereof.

FEDERAL TAXES. Each Portfolio's distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January will be taxable as if paid on December 31. Each Portfolio will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal record keeping.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the Portfolios will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and the individual's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an income dividend or distribution from capital gains, each Portfolio's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution.

OTHER TAX INFORMATION. In addition to federal taxes, an investor may be subject to state or local taxes depending on the laws in such investor's area. An investor should consult a tax adviser concerning the application of state and local taxes to investments in the Portfolios, which may differ from the federal income tax consequences described above. When an investor signs an account application, such investor will be asked to certify that the social security or taxpayer identification number is correct and that the investor is not subject to backup withholding for failing to report income to the IRS. If an investor violates IRS regulations, the IRS can require the Portfolios to withhold 31% of such investor's taxable distributions and redemptions. Please refer to the Statement of Additional Information for more information regarding taxes.

TAX-DEFERRED INVESTMENTS. Individual retirement accounts and participants in other tax-qualified retirement plans generally will not be subject to federal tax liability on either income or capital gain distributions from the Portfolios. Rather, participants in such plans will be taxed when they begin taking distributions from their individual retirement accounts and/or the plans. There are various restrictions under the Internal Revenue Code on eligibility, contributions and withdrawals, depending on the type of tax-deferred account or tax-qualified retirement plan. The rules governing tax-deferred accounts and tax-qualified retirement plans are complex, and failure to comply with the governing rules and regulations may result in a substantial cost to an investor, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS. An investor should consult with a tax professional on the specific rules governing your own plan.

PERFORMANCE

Performance of a Portfolio may be quoted in advertising in terms of yield, effective yield or total return, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

Yield is calculated by dividing the net investment income (net of expenses) earned by the Portfolio over a 30-day period, by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, each Portfolio's yield may not equal its distribution rate, the income paid to an account or the income reported in the Portfolio's financial statements.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Portfolio and assumes that all dividends and capital gain distributions are reinvested. A cumulative total return reflects a Portfolio's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Portfolios' returns, investors should recognize that they are not the same as actual year-by-year results. When a Portfolio quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Portfolios may separate their cumulative and average annual total returns into income results and capital gain or loss. The Portfolios may quote their total returns on a before tax or after tax basis.

PORTFOLIO TRANSACTIONS

As discussed above, the Portfolios will primarily invest in shares of the underlying CrestFunds. Orders for transactions in these underlying funds will be placed with SEI Financial Services Company, distributor for the underlying CrestFunds and the Portfolios. The Portfolios may execute brokerage or other agency transactions through an affiliate of the Distributor or through an affiliate of the Adviser, which are registered broker-dealers.

The frequency of portfolio transactions, also known as a Portfolio's portfolio turnover rate, will vary from year to year depending on market conditions. The portfolio turnover rates for each of the Maximum Growth Portfolio and Growth and Income Portfolio is not expected to exceed 25%. The portfolio turnover rate for the Balanced Portfolio is not expected to exceed 25% with respect to the Portfolio's investments in shares of underlying CrestFunds that invest primarily in common stocks and 25% with respect to the Portfolio's remaining investments. To ensure that a Portfolio's assets are allocated in accordance with its investment objective, the Adviser will reallocate a Portfolio's assets within the percentage ranges shown previously (see "Investment Objectives and Policies"). A Portfolio's investments are continuously monitored and are reallocated as often as the Adviser deems appropriate. In addition, to ensure that a Portfolio's allocations fall within the selected percentage ranges, the Adviser will adjust or rebalance the allocation of underlying CrestFunds in each Portfolio. Portfolio allocations are typically reviewed once every month for rebalancing at the discretion of the Adviser. If, however, market conditions warrant, the Adviser may make more frequent reallocation and rebalancing decisions, which will result in a higher portfolio turnover rate. The Portfolios will purchase or sell shares of the underlying CrestFunds and other portfolio securities: (a) to accommodate purchases and redemptions of each Portfolio's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Portfolio's assets among the underlying portfolios within the percentage limits deemed from time to time by the Adviser to be appropriate. It is important to note, however, that the portfolio turnover rate of certain of the underlying CrestFunds may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional tax consequences for shareholders (including the Portfolios).

ADVISORY AND RELATED AGREEMENTS

THE ADVISER

Crestar Asset Management Company (the "Adviser"), formerly Capitoline Investment Services, Incorporated, 919 East Main Street, Richmond, Virginia 23219, provides investment advisory services to each of the Portfolios subject to the general supervision of the Company's Board of Directors.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a MidAtlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $22.1 billion as of January 31, 1997. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

The Adviser was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of January 31, 1997, the Adviser managed trust and investment assets of approximately $13.4 billion.

PORTFOLIO MANAGEMENT

The Portfolios will be managed by the Adviser's Policy & Strategy Committee. The Adviser's Policy & Strategy Committee is comprised of the President & Chief Investment Officer, Director of Equity Investment Management, Director of Fixed Income Investment Management, Director of Cash Investment Management and senior portfolio managers. The Committee meets regularly, usually on a weekly basis, to review the financial market outlook and implement asset allocation adjustments as needed.

ADVISORY AGREEMENTS

The Company has entered into investment advisory agreements with the Adviser ("Advisory Agreements") on behalf of each Portfolio, pursuant to which the Adviser is paid for its advisory services to each Portfolio at an annual rate of
 .25% of the average daily net assets of each Portfolio. The Adviser, at its sole discretion, may waive or reimburse a Portfolio for a portion of that Portfolio's investment advisory fee in order to limit total operating expenses. Any waiver, which may be discontinued at any time, has the effect of increasing the Portfolio's yield for the period during which the waiver was in effect and may not be recouped at a later date.

ADMINISTRATOR AND DISTRIBUTOR

The Administrator, a Delaware business trust, provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

The Administrator is entitled to a fee of $40,000 annually for each Portfolio. Commencing with the operation of each Portfolio, the Administrator has voluntarily agreed to waive its fee for a twelve month period. The Distributor, a wholly-owned subsidiary of SEI, provides the Company with distribution services. Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

TRANSFER AGENT AND CUSTODIAN

Crestar Bank, 919 East Main Street, Richmond, VA 23219, acts as each Portfolio's transfer agent, dividend paying agent and custodian. As transfer agent, Crestar Bank maintains shareholder accounts and records for each Portfolio. For its services as transfer agent, Crestar Bank is paid a monthly fee at the annual rate of .05% of average net assets of each Portfolio.

As custodian, Crestar Bank safeguards and controls the Portfolios' cash and securities, handles the receipt and delivery of securities and collects income on portfolio investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of up to .03% of each Portfolio's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Portfolios to Crestar Bank pursuant to transfer agent or custodian agreements.

DIRECTORS AND OFFICERS

Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Administrator and Distributor. The officers of the Company conduct and supervise its daily business operations.

OTHER EXPENSE INFORMATION

For the purpose of the Adviser's obligation to reimburse expenses, each Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Each Portfolio's expenses, which include Company expenses attributable to a particular Portfolio, are allocated to that Portfolio. Expenses not directly attributable to a particular Portfolio, are allocated among the Portfolios in proportion to their average net assets.

BANKING LAW MATTERS

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that the Adviser, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for each Portfolio and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Portfolio and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Portfolio might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF COMMON STOCK

The Maximum Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio are diversified portfolios of the Company. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series. Currently all the authorized stock of the Company is divided into fifteen separate series: Maximum Growth Portfolio Common Stock, Growth and Income Portfolio Common Stock, Balanced Portfolio Common Stock, Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Value Fund Common Stock, Capital Appreciation Fund Common Stock and Special Equity Fund Common Stock, representing shares for each of the Company's fifteen CrestFunds. The CrestFunds offer one or more of three classes of shares: Trust Class shares, Investors Class A shares and Investors Class B shares, which provide for variations in distribution and servicing costs, transfer agent fees, voting rights and dividends. Such variations may affect performance. For more information concerning these classes, please refer to the prospectus for the underlying CrestFunds, contact the Distributor at Oaks, Pennsylvania 19456 or call 1-800-273-7827.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular series or class, unless the matter affects only one series or class or voting by a series or class is required by law, in which case shares will be voted separately by the series or class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a series may, as set forth in the Company's By-laws, call meetings of the Company or a series, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each series. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following briefly describes the primary types of securities in which the underlying CrestFunds may invest. The underlying CrestFunds are not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet each of their respective investment objectives and policies, and their respective quality, maturity and liquidity requirements. More detailed information about the underlying CrestFunds' investments is contained in the Portfolio's Statement of Additional Information, and in the Prospectus and Statement of Additional Information relating to the underlying CrestFunds, which may be obtained without charge by writing the Distributor at Oaks, Pennsylvania 19456, or by calling 1-800-273-7827.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

EQUITY SECURITIES. Equity securities, such as common stocks, are units of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a mutual fund's net asset value. Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

FIXED-INCOME SECURITIES. Fixed-income securities are debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a mutual fund's net asset value.

FOREIGN INVESTMENTS. Investing in foreign securities traded in the United States involves risks in addition to the risks inherent in domestic investments. Foreign investments may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. These risks are typically greater for investments in less developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries more volatile.

INVESTMENT-GRADE SECURITIES. Investment-grade securities include securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service ("Moody's"), which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments, and may have speculative characteristics as well.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities issued by government and non-government entities such as banks, mortgage lenders or other financial institutions. These instruments entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future.

PREFERRED STOCK. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a mutual fund's shares.